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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR
15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 27, 2003

NATIONAL EQUIPMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14163	36-4087016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1603 Orrington Avenue, Suite 1600, Evanston, IL		60201 (Zip Code)

Registrant's telephone number, including area code: (847) 733-1000

Item 5.    Other Events

        On June 27, 2003, National Equipment Services, Inc. and its U.S. subsidiaries filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. A copy of the company's press release issued in connection with the filing is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:

99.1
Press release dated as of June 27, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Equipment Services, Inc.

Dated: July 11, 2003	By:	/s/ MICHAEL D. MILLIGAN Michael D. Milligan Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated as of June 27, 2003

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX